Exhibit 99.5

INCREMENTAL FACILITY AMENDMENT

This Incremental Facility Amendment (this “Amendment”) dated November 20, 2006, among THE NASDAQ STOCK MARKET, INC., a Delaware corporation (the “Borrower”), the Lender signatory hereto (the “Additional Term Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, is an Incremental Facility Amendment within the meaning of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 19, 2006 (the “Credit Agreement”), among the Borrower, the LENDERS party thereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower may from time to time request Incremental Term Loans in an aggregate amount not to exceed $400,000,000, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower desires to borrow $150,000,000 aggregate principal amount of New Tranche B Term Loans (as defined below), which shall constitute Incremental Term Loans within the meaning of the Credit Agreement;

WHEREAS, the Additional Term Lender has agreed, subject to the terms and conditions set forth herein, to make New Tranche B Term Loans to the Borrower in an aggregate amount equal to its New Tranche B Commitment (as defined below).

NOW, THEREFORE:

SECTION 1. Incremental Facility Amendment.

(a) The Borrower and the Additional Term Lender party hereto hereby agree that:

(i) the Commitment (the “New Tranche B Commitment”) of the Additional Term Lender and the aggregate amount of Incremental Term Loans which shall be borrowed (the “Additional Tranche B Term Loans”) pursuant to this Amendment shall be in an amount equal to up to $150,000,000 (provided that the Borrower shall only be allowed on draw under this Agreement, which shall be for a Borrowing of either $100,000,000 or $150,000,000); and

(ii) the New Tranche B Term Loans shall be made on the first date on which the conditions set forth in Sections 2.20(a) and 4.02 of the Credit Agreement and Section 3 hereof have been satisfied in full (the “Incremental Facility Effective Date”), which shall be the Incremental Facility Closing Date with respect to the New Tranche B Commitments.

(b) The Additional Term Lender and the Borrower hereby agree that each New Tranche B Term Loan funded pursuant to this Amendment will have the same ranking and all other terms as the Tranche B Term Loans, except that the New Tranche B Term Loans shall accrue interest from and including the Incremental Facility Effective Date, and, from and after the Incremental Facility Effective Date, the Additional Term Lender will be a Lender and a Tranche B Lender for any and all purposes under the Credit Agreement.

(c) To give effect to the Additional Tranche B Term Loans, the parties hereto agree that the table set forth in Section 2.10 of the Credit Agreement is hereby amended by adding $375,000 to each principal payment due on each payment date beginning with December 31, 2006 through December 31, 2011 and by adding $142,125,000 to the principal payments due on the Tranche B Maturity Date.

(d) The Commitments of the Additional Term Lender hereunder shall terminate if the Additional Tranche B Term Loans are not borrowed in full by the fifth Business Day after the date hereof.

SECTION 2. Conditions to Effectiveness. The effectiveness of this amendment is conditioned upon the following:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Borrower, each Subsidiary Loan Party and the Additional Term Lender.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, addressed to the Administrative Agent and the Lenders and dated the Incremental Facility Effective Date, addressing such matters as the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received a certificate of the Borrower dated as of the Incremental Facility Effective Date signed by the Chief Financial Officer of the Borrower (i) certifying that the conditions set forth in Section 4.02 of the Credit Agreement (including with out limitation that the Loans under this Amendment constitute “Senior Indebtedness” and “Designated Senior Indebtedness” under and as defined in the Convertible Notes Documents) have been satisfied in full with respect to the New Tranche B Term Loans.

(d) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warranties that as of the date hereof and after giving effect to the Borrowing of Additional Tranche B Term Loans as contemplated hereby:

(i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of hereof (except to the extent that any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date);

(ii) no Default has occurred and is continuing;

(iii) all Additional Tranche B Term Loans constitute “Senior Indebtedness” and “Designated Senior Indebtedness” under and as defined in the Convertible Notes Documents; and

(iv) the Additional Tranche B Term Loans will be applied towards general corporate purposes.

SECTION 4. Affirmations

(a) Each Loan Party signatory hereto hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents executed by such Loan Party, (iii) agrees such Loan Documents remain in full force and effect.

(b) Each Loan Party signatory hereto hereby reaffirms, as of the Incremental Facility Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations pursuant to the Collateral Agreement and the Liens granted under the Security Documents continue to secure payment of the Obligations.

(c) Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent of this document shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

(d) Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by the this Amendment (where applicable), to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 5. Reference to and Effect on the Credit Agreement and other Loan Documents. On and after the Incremental Facility Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as supplemented by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. From and after the Incremental Facility Effective Date, the Additional Tranche B Term Loans shall be included to the same extent as the existing Tranche B Term Loans in any determination of the “Required Lenders” under the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date set forth above.

THE NASDAQ STOCK MARKET, INC.

By:	/s/ David Warren
Name:	David Warren
Title:	Executive Vice President and Chief Financial Officer

THE NASDAQ STOCK MARKET LLC

By:	/s/ David Warren
Name:	David Warren
Title:	Chief Financial Officer

BRUT INC. TOLL ASSOCIATES L.L.C.

By:	/s/ David Warren
Name:	David Warren
Title:	Treasurer

DIRECT REPORT CORPORATION SHAREHOLDER.COM, INC.

By:	/s/ Ronald Hassen
Name:	Ronald Hassen
Title:	Chief Financial Officer

NASDAQ SERVICES, LLC
NASDAQ GLOBAL FUNDS, INC.
NORWAY ACQUISITION LLC
INET HOLDING COMPANY LLC
INET STOCK EXCHANGE, LLC
INET CLEARING, LLC
NASDAQ TECHNOLOGY SERVICES, LLC
INET FUTURE EXCHANGE, LLC

By:	/s/ Ronald Hassen
Name:	Ronald Hassen
Title:	Treasurer

NASDAQ INTERNATIONAL MARKET INITIATIVES, INC.

By:	/s/ John L. Jacobs
Name:	John L. Jacobs
Title:	President

PRIMEZONE MEDIA NETWORK, INC.

By:	/s/ Michael Caramico
Name:	Michael Caramico
Title:	Treasurer

BANK OF AMERICA, N.A., as Additional Term Lender

By:	/s/ Brad Jones
Name:	Brad Jones
Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brad Jones
Name:	Brad Jones
Title:	Managing Director